                        DEFINITIVE PROXY

                          SCHEDULE 14A
                         (Rule 14a-101)

                    SCHEDULE 14A INFORMATION
      Proxy Statement Pursuant to Section 14(a) of the
             Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for use of the commission only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or rule 14a-12

                TECHNOLOGY FUNDING VENTURE PARTNERS IV,
                    AN AGGRESSIVE GROWTH FUND, L.P.
                    -------------------------------
            (Name of Registrant as Specified in Its Charter)

                   -------------------------------
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-
     6(I)(1) and 0-11

     (1)  Title  of each class of securities to which transaction applies:
                 -------------------------------
     (2)  Aggregate  number  of securities to  which  transaction applies:
                 -------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                 -------------------------------
     (4)  Proposed maximum aggregate value of transaction:
                 -------------------------------
     (5)  Total fee paid:
                 -------------------------------
     [ ]  Fee paid previously with preliminary materials:
                 -------------------------------
     [ ]  Check  box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
                 -------------------------------
     (1)  Amount previously paid:
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                 -------------------------------
     (3)  Filing Party:
                 -------------------------------
     (4)  Date Filed:

DEFINITIVE PROXY

                  TECHNOLOGY FUNDING VENTURE PARTNERS IV,
                     AN AGGRESSIVE GROWTH FUND, L.P.
                        1107 Investment Boulevard
                     El Dorado Hills, California 95762

NOTICE OF SPECIAL MEETING OF LIMITED PARTNERS

To the Limited Partners of Technology Funding Venture Partners IV, An Aggressive Growth Fund, L.P.:

Notice is hereby given that a Special Meeting of Limited Partners of Technology Funding Venture Partners IV, An Aggressive Growth Fund, L.P., (the "Partnership") will be held at 9:00 a.m., local time, on Friday, June 23, 2006, at 460 St. Michael's Drive, Suite 1000, Santa Fe, New Mexico 87505, to consider and vote upon:

1. Dissolution of the Partnership prior to the expiration of its term pursuant to Article 15.01(c) of the Amended and Restated Limited Partnership Agreement of the Partnership (the "Partnership Agreement") and the filing of the Form N-54C with the Securities and Exchange Commission ("SEC") withdrawing the Partnership's election to be regulated as a Business Development Company ("BDC");

2.  Approval of a Plan of Dissolution and Liquidation;

3. Ratification of the Management Committee's appointment of Heard, McElroy, Vestal, LLP ("HMV") as independent registered public accountants of the Partnership; and

4. Such other matters as may properly come before the Meeting or any adjournment thereof.

This notice and the enclosed proxy statement and form of proxy are first being mailed to Limited Partners on or about May 26, 2006.

You are cordially invited to attend this Meeting. Whether or not you plan to attend this meeting, please complete, sign and date the accompanying proxy and return it as promptly as possible in the enclosed postage-paid envelope. The enclosed proxy is being solicited by the Management Committee.

                        By order of the Management Committee,
                        Charles R. Kokesh, General Partner
                        Technology Funding Ltd., Managing General Partner

El Dorado Hills, California
Dated: May 18, 2006

                       TECHNOLOGY FUNDING VENTURE PARTNERS IV,
                          AN AGGRESSIVE GROWTH FUND, L.P.
                            1107 Investment Boulevard
                        El Dorado Hills, California 95762

                              PROXY STATEMENT

The notice of meeting, proxy statement and form of proxy are first being mailed to Limited Partners on or about May 26, 2006.

Voting Rights and Procedures
----------------------------

Only Limited Partners of record at the close of business on April 30, 2006, will be entitled to vote at the Special Meeting of Limited Partners of the Partnership (the "Meeting"). At the close of business on that date, the Partnership had 400,000 Units outstanding and entitled to vote. Limited Partners are entitled to one vote for each Unit held.

Limited Partners may vote in person or by proxy at the Meeting. A vote cast in person at the Meeting will supersede any proxy previously given, including a proxy given by prior non-response. The enclosed form of proxy, if returned properly executed and not subsequently revoked, will be voted in accordance with the choices made by the Limited Partner with respect to the proposals listed on the form of proxy. The approval of the matters proposed in this proxy statement requires the affirmative vote or consent of the Limited Partners who in the aggregate own more than 50% of the outstanding Units. Abstentions so marked on the ballot will have the same effect as votes against a proposal.

If a Limited Partner does not specify on the form of proxy how the Limited Partner's Units are to be voted, then the persons designated to serve as proxies will vote "FOR" each proposal noted on the enclosed form of proxy.
If a Limited Partner fails to return a proxy and does not attend and vote at the meeting in person, the Limited Partner, pursuant to Article 14.05 of the Amended and Restated Limited Partnership Agreement (the "Partnership Agreement"), shall be deemed to have granted to the Management Committee a proxy solely for those matters noticed for and acted upon at the Meeting, and such proxy shall be voted by a majority of the members of the Management Committee, including a majority of the Independent General Partners. It is anticipated that the Management Committee will vote all such proxies "FOR" the proposals noted on the enclosed form of proxy.

If any other matters should be properly presented at the Meeting, the persons designated to serve as proxies will vote on such matters in accordance with a determination by a majority of the members of the Management Committee, including a majority of the Independent General Partners.

General Information
-------------------

Technology Funding Venture Partners IV, An Aggressive Growth Fund, L.P., (the "Partnership") is a limited partnership that was organized under the laws of the State of Delaware on December 4, 1986. The Partnership commenced selling units of limited partnership interests ("Units") on January 10, 1989. On February 16, 1989, the minimum number of Units required to commence Partnership operations (15,000) was sold to persons who became limited partners of the Partnership ("Limited Partners"). The Partnership completed its offering on September 14, 1990, raising a total of $40,000,000 from the sale of 400,000 Units.

The Partnership is managed by a Management Committee, presently consisting of two Individual General Partners ("IGPs") (equivalent to Independent General Partners, as defined in Article 2, Section (p) of the Partnership Agreement) and a representative of Technology Funding Ltd. ("TFL"), one of the two Managing General Partners. As used hereinafter, the terms "Individual General Partners" and "Independent General Partners" mean the same thing and are interchangeable.

The Partnership's principal investment objectives have been long-term capital appreciation from venture capital investments in new and developing companies and preservation of Limited Partner capital through risk management and active involvement with portfolio companies. The Partnership elected to be a business development company under the Investment Company Act of 1940, as amended (the "Act") and operates as a nondiversified investment company as that term is defined in the Act.

Subject to the terms of the Partnership Agreement, the Management Committee has exclusive control of the management of the Partnership, provides overall guidance and supervision of the Partnership's operations, and performs the various duties imposed on the boards of directors of business development companies by the Act. In addition to having general fiduciary duties, the Management Committee, among other things, supervises the management arrangements of the Partnership and supervises the activities of the Managing General Partners. Subject to the supervision of the Management Committee, the Managing General Partners are responsible for (i) management of the Partnership; (ii) making all decisions regarding the Partnership's venture capital investment portfolio; (iii) negotiation and structuring of investments in portfolio companies; (iv) oversight of the portfolio companies including providing, or arranging for the provision of, managerial assistance to portfolio companies; and (v) day-to-day administration of Partnership affairs.

Pursuant to an amendment to the Partnership Agreement approved by a vote of the Limited Partners in September 2001, the Partnership's term was extended to December 31, 2002, and for up to three one-year extensions through December 31, 2005, at the discretion of the Partnership's Individual General Partners. In November 2002, the Limited Partners approved an amendment to permit the Management Committee to extend the term of the Partnership an additional year. At their regular March 12, 2004, meeting, the Individual General Partners exercised their right under the amendment approved by a vote of the Limited Partners in November 2002 to extend the term of the Partnership to December 31, 2006.

Solicitation of Proxies
-----------------------

The accompanying proxy is solicited on behalf of the Management Committee for use at the Meeting to be held at 9:00 a.m., local time, on Friday, June 23, 2006, (the "Meeting") at 460 St. Michael's Drive, Suite 1000, Santa Fe, New Mexico 87505, and any adjournment thereof. The Management Committee of the Partnership has designated Charles R. Kokesh and Peter F. Bernardoni or either of them, each with power of substitution, to serve as proxies.

The expenses of soliciting proxies will be paid by the Partnership. Excluding the costs of printing the proxies, ballots, and return envelopes and postage, the expected cost of this proxy solicitation will be approximately $25,000 to $35,000 including the allocable costs of personnel of the Managing General Partners engaged in preparing the proxy statement, supervising the costs of printing and mailing, tabulating the ballots and responding to inquiries from Limited Partners, plus approximately $20,000 of legal costs attributable to this proxy for counsel to the Partnership and special Delaware counsel.

Record Date
-----------

By order of the Management Committee, only Limited Partners of record at the close of business on April 30, 2006, are entitled to notice of and will be entitled to vote at the Meeting and any adjournment thereof.

Revocation and Dissenter's Rights
---------------------------------

Any person signing a proxy in the form accompanying this proxy statement has the power to revoke it prior to the vote pursuant to the proxy. A proxy may be revoked by (i) submitting before or at the Meeting a written revocation of the proxy with the Partnership; (ii) submitting to the Partnership before or at the Meeting a subsequent proxy that is signed by the person who signed the earlier proxy; or (iii) attending the Meeting and casting a contrary vote.

The Partnership is a closed-end, non-trading entity that has elected to operate as a business development company under the Act. Limited Partners do not have any "dissenter's rights" with respect to any of the proposals listed on the proxy.

Ownership of Partnership Units
------------------------------

According to records maintained by the Partnership, as of April 30, 2006, no person owned beneficially more than 5% of the outstanding Units. Except for the direct ownership of 20 Units each by the Independent General Partners, the General Partners do not own any securities of the Partnership, whether voting or non-voting. As provided in Article 7.01(a) of the Partnership Agreement, the Managing General Partners made a capital contribution and received an ownership interest reflected in the allocation provisions in Articles 8 and 9 of the Partnership Agreement, relating to profits and losses and distributions, but do not own Partnership Units.

Annual Reports
--------------

The Partnership's Annual Report on Form 10-K for the year ended December 31, 2004, ("2004 Annual Report") was mailed to all Limited Partners of record as of December 31, 2004, in May 2005. The Partnership's Annual Report on Form 10-K for the year ended December 31, 2005 ("2005 Annual Report") was filed with the Securities and Exchange Commission ("SEC") on March 28, 2006, and is expected to be mailed to all Limited Partners of Record as of December 31, 2005, concurrently with this proxy in May 2006. The Partnership will provide without charge to each Limited Partner an additional copy of the 2004 Annual Report, an additional copy of the 2005 Annual Report once it has been mailed to Limited Partners, and/or the Amended and Restated Limited Partnership Agreement upon request. Address your request to Client Services by calling toll-free 1-800-821-5323, or by writing Client Services at Technology Funding, 460 St. Michael's Drive, Suite 1000, Santa Fe, New Mexico 87505.

Proposal 1
Dissolution of the Partnership Prior to the Expiration of its Term and Withdrawal of the Election to be Regulated as a BDC
-------------------------------------------------------------------

The Partnership is scheduled to terminate on December 31, 2006. Article 15 of the Partnership Agreement governs the dissolution, liquidation, and termination of the Partnership. Under Article 15.01, the Partnership shall be dissolved upon the occurrence of any of the following:
  (a)  the expiration of its term, except to the extent extended pursuant to
       Section 1.05;
  (b)  the Incapacity of all General Partners;
  (c) the election to dissolve the Partnership by a Majority in Interest of the Limited Partners;
  (d) the withdrawal, retirement or removal of a General Partner, or the transfer or assignment by a General Partner of his or its entire Partnership Interest without the designation of a successor General Partner under Section 12.05;
  (e) the sale or other disposition at any one time of all or substantially all of the assets of the Partnership; and
  (f)  dissolution required by operation of law.

Under the terms of Article 15 of the Partnership Agreement, dissolution of the Partnership shall be effective on the day on which the event giving rise to the dissolution occurs, but the Partnership shall not terminate until the assets of the Partnership have been distributed as provided in Article 15.02 and the certificate of limited partnership of the Partnership has been cancelled.

Since June 2003, the Partnership has made no new investments. The only investments since then have been necessary follow-on fundings in existing portfolio companies, which are often required of venture capital investors in early-stage start-up companies. Since June 2003, the Managing General Partners have been focused on winding up the Partnership's affairs and liquidating its remaining assets prior to its scheduled termination date. Of the 50 portfolio companies in which the Partnership has invested since inception, the only remaining material investments are shares in three private companies listed under Proposal 2.

After careful review of the Partnership's financial status and current market analysis of the two primary holdings in the portfolio, the Management Committee resolved that the Partnership be dissolved prior to the expiration of its term on December 31, 2006, and recommends that the Limited Partners elect to dissolve the Partnership pursuant to Article 15.01(c) of the Partnership Agreement.

At December 31, 2005, the fair value of the Partnership's investments was $1,044,399. Investment expenses less non-cash items for the twelve months ending December 31, 2005, were $1,475,249. Consistent with the applicable provisions of the Partnership Agreement, including Section 10.03, and in compliance with the Partnership's election to be regulated as a Business Development Company ("BDC"), the Managing General Partners have made loans or deferred charges to the Partnership so that it can continue operations. Such loans are carried as intercompany promissory notes at an annual interest rate of 5%. As of March 31, 2006, the note payable to the Managing General Partners was $1,134,928. At the March 10, 2006, quarterly meeting of the Management Committee, the Managing General Partners notified the Management Committee that they were not willing to continue to loan money to the Partnership indefinitely. In previous quarterly meetings in 2005 and special meetings of the IGPs, the Managing General Partners had kept the IGPs informed of the Partnership's cash position and the need to take action to reduce operating expenses and accelerate liquidity events for the Partnership's investment assets.

The following table shows annual management fees and operating expenses for the previous three years.

                                    For the years ended December 31,
                                    2005          2004          2003
---------------------------------------------------------------------
Management fees                $   28,121        44,690        32,924
Individual General Partners'
  compensation                     52,000        70,625        40,000
Investment operations             248,570       392,279       169,067
Administrative and investor
  services*                        884,271     1,429,842     1,088,162
Computer services                  91,963       142,891       106,107
Professional fees                 170,324        96,868       163,857
Interest expense                        -        17,781        15,684
----------------------------------------------------------------------
Total                          $1,475,249    $2,194,976    $1,615,801

* This amount includes prepaid operating expenses related to the retention bonus program approved by the IGPs and offered to and accepted by key employees of the Managing General Partners in 2002. At December 31, 2005, the amount of prepaid operating expenses was $186,180, which is being amortized over the remaining expected employment period. During 2005, 2004 and 2003, the Partnership recognized $40,047, $40,044 and $40,044 as operating expense related to the amortization of retention bonuses. The bonuses, incremented by annual salary increases, will be paid by the Managing General Partners to those individuals who are still fulltime employees of the Managing General Partners in April 2007. In the event of an earlier termination, the remaining amount of prepaid expenses will be recognized.

At a special meeting of the Management Committee on December 22, 2005, the Management Committee determined that in light of the Partnership's cash deficit and the very limited probability of any liquidity events or cash infusions prior to December 31, 2006, the most prudent course of action is to dissolve the Partnership as quickly as possible, liquidate the assets at the best obtainable price, and terminate the Partnership.

Pursuant to Article 15.01(c), an affirmative vote by a Majority in Interest of the Limited Partners will result in the immediate dissolution of the Partnership and commencement of the liquidation process.

At its formation, the Partnership elected to be regulated as a BDC as defined in Section 2 of the Act. Pursuant to Section 54 of the Act, any business development company may voluntarily withdraw its election by filing a notice of withdrawal of election with the U.S. Securities and Exchange Commission ("SEC"). If the Limited Partners vote to approve the dissolution of the Partnership set forth in this Proposal 1, the Partnership will file a Form N-54C with the SEC withdrawing its election to be subject to Sections 55 through 65 of the Act, pursuant to the provisions of Section 54(c) of the Act. Until the Form N-54C is filed, the Partnership will continue to be subject to Sections 55 through 65 of the Act.

Article 11.07 of the Partnership Agreement requires an annual audit at the Partnership's expense of the Partnership's books of account by a firm of independent registered public accountants. The Partnership's 2005 financial statements were prepared on the accrual basis of accounting of a partnership in liquidation. Upon dissolution of the Partnership and withdrawal of its election to be regulated as a BDC, an annual audit by an independent registered public accounting firm will no longer be required. If the Limited Partners vote in favor of Proposal 2 below, the Liquidating Trust described under Proposal 2 will continue to file financial statements with the SEC on Form 10-K and other reportable events on Form 8-K under the Partnership's
SEC file number. The financial statements will be prepared in accordance with Generally Accepted Accounting Principles but will not be not audited by independent registered public accountants. The Liquidating Trust will also provide holders of Beneficial Interests with periodic financial information, including an unaudited annual report showing assets and liabilities of the Liquidating Trust at the end of the calendar year and the receipts and disbursements of the Trustee with respect to the Liquidating Trust for the period.

If a Majority in Interest of the Limited Partners vote against the early dissolution of the Partnership, the Partnership shall be dissolved upon the expiration of its term on December 31, 2006, pursuant to Article 15.01(a). Should any assets remain at December 31, 2006, the Managing General Partners will continue to make every effort to liquidate such assets at the best obtainable price.

The Management Committee recommends a vote in favor of Proposal 1.

Proposal 2
Approval of a Plan of Dissolution and Liquidation
--------------------------------------------------

Pursuant to Section 15.02 of the Partnership Agreement, once the Partnership is dissolved upon an affirmative vote for Proposal 1 by a Majority in Interest of the Limited Partners, the Partnership will go into "liquidation." In liquidation, the liquidating trustee, which would ordinarily be the Management Committee, would act to pay creditors, dispose of assets and wind up the affairs of the Partnership, including filing the certificate of cancellation of the Partnership with the Secretary of State of Delaware and a final tax return with the Internal Revenue Service ("IRS"). Although the Partnership will have terminated for all legal purposes upon filing of a certificate of cancellation, there are still ongoing record retention requirements imposed by both the SEC and the IRS.

After due consideration of various alternative ways to accomplish the liquidation of the Partnership, the Management Committee has determined that the Plan of Dissolution and Liquidation (the "Plan") attached hereto as Exhibit A is in the best interests of the Partnership. Pursuant to the Plan, a new legal entity known as the "Technology Funding Venture Partners IV Liquidating Trust" (the "Trust") would be created and governed by the Liquidating Trust Agreement ("LTA") attached hereto as Exhibit B.

The following is a brief summary of the Plan and the LTA. The summary is qualified in its entirety by reference to the full text of the Plan attached hereto as Exhibit A and to the full text of the LTA attached hereto as Exhibit B, each incorporated herein by reference. You are encouraged to read the Plan and the LTA in their entirety for the express legal terms of the Plan and the LTA and other information that may be important to you.

The Plan provides the Managing General Partners will cause the Partnership to wind up its business and affairs and sell or otherwise dispose of all or substantially all of the assets of the Partnership. The Plan provides that the proceeds from the sale of the Partnership's assets will be distributed in accordance with the Partnership Agreement. As part of the Plan, existing debts and obligations of the Partnership will be satisfied from the proceeds of the sale of the Partnership's assets.

The Plan also authorizes the use of the Trust to complete the liquidation of the Partnership. Pursuant to the Plan, all undistributed cash, including cash reserves, and any assets that could not be sold for cash prior to dissolution or pursuant to liquidation of the Partnership, will be transferred from the Partnership to the Trust, and the Trust will assume all of the Partnership's liabilities and obligations. This transfer will occur only after the Partnership has filed a Form N-54C with the SEC withdrawing its election to be treated as a BDC. The Partnership will then execute the Bill of Sale attached to the Plan of Dissolution and Liquidation as Exhibit B. The Partnership's final action will be to file a certificate of cancellation with the Secretary of State of the State of Delaware.

RISK FACTOR: At this point, the Partnership will cease to exist, and the Limited Partners will no longer have the protections of the provisions of Sections 55 through 65 of the Act, including the restrictions on affiliated transactions covered under Section 57. The Trustee will be subject to the general fiduciary duties and trust protections under Delaware law; however, there will be (i) no board or Independent General Partner oversight of the determination of the fair value of assets, (ii) no SEC oversight of the terms of the liquidation of remaining assets, (iii) no procedural protections against possible over-reaching by the Trustee, and (iv) no requirement for audited financial statements. Unaudited financial information will be filed on Form 10-K and provided to Beneficiaries of the Liquidating Trust on an annual basis, and there will be no quarterly reports.

The Trustee of the Trust will be Technology Funding Inc., one of the current Managing General Partners of the Partnership (the "Trustee"). Under the terms of the LTA, the Partners of the Partnership will become "Beneficiaries" of the Trust and will have such distribution rights and other rights as set forth in the LTA.

Pursuant to the terms of the LTA, the Trustee would be responsible for disposing of the remaining assets and then distributing the proceeds in the following order of priority:
  (1) payment of the expenses of liquidation and liabilities to creditors, including the Managing General Partners who have loaned $832,014 to the Partnership as of December 31, 2005, and $1,135,761 as of March 31, 2006;
  (2) establishing reserves that the Trustee deems necessary for any anticipated obligations or contingencies of the Partnership, of the Trust or of the Trustee arising out of or in connection with the operation or business of the Partnership or the Trust;
  (3) payment of distributions to the Beneficiaries of the Trust in proportion to their beneficial interests in the Trust. Each Partner in the Partnership, including the Managing General Partners, shall receive beneficial interest in the Trust pro rata to capital account balances calculated as of the Effective Date of the LTA. Beneficial interest in the Trust shall not be certificated, and shall not be transferable except as provided in the LTA.

If the Plan is approved by the Limited Partners, it would give the Managing General Partners the power to sell any and all of the assets of the Partnership, without further approval by the Limited Partners, the Management Committee, or of the Independent General Partners. Pursuant to the LTA, the Trustee will have the power to sell any and all assets of the Trust, without further approval of the Beneficiaries of the Trust. The Trust will not have a "Management Committee" and will not have "Independent General Partners" or independent trustees or managers. Accordingly, the Trustee will have sole management power of the Trust, subject to the terms of the LTA, and may charge fees corresponding to management fees previously charged by the Managing General Partners to the Partnership as provided in Section 4.01(b)(iv) of the Limited Partnership Agreement, i.e., 1.0% per annum of the Fair Value of the Trust assets. The Management Committee, including the Independent General Partners, has determined that the continuation of the 1.0% management fee is fair and reasonable compensation.

The financial statements for the period ended March 31, 2006, reported the following:

                          Principal
                          Amount or      3-31-06        3-31-06
Investment                Shares         Cost Basis     Fair Value
--------------------------------------------------------------------------------
Dakota Arms, Inc.            41,430         72,503        14,501
Dakota Holdings, LLC      1,698,648    $ 2,250,724       582,090
Sanarus Medical, Inc.       776,288        947,670       460,913
Various investments                        482,813        14,501
----------------------------------------------------------------------------
Aggregate Fair Value                                  $1,057,504

For a full description of the Partnership's assets and liabilities, see the Partnership's financial statements, included in the Partnership's Annual
Report on Form 10-K for the fiscal year ended December 31, 2005.
Acknowledging the difficulty in assessing the fair market value of private holdings and especially the difficulty in identifying potential buyers for such assets, the Management Committee, including the Independent General Partners, voted unanimously on December 22, 2005, to authorize the Managing General Partners to retain Burnham Securities Inc. ("Burnham"), an independent third-party investment banking firm, to assist the Managing General Partners in the sale of the Partnership's remaining assets. Burnham, part of the Burnham Financial Group, has extensive experience in corporate finance and provides a range of investment banking services to its clients. Upon distribution of the Partnership's assets to the Trust, the agreement with Burnham will also be assigned to the Trust, and Burnham will continue its activities on behalf of the Trust. Burnham has been paid a retainer of $50,000 and will be paid 5.0% of any proceeds over $1,000,000 realized from the sale of assets, including any sale to an affiliated entity pursuant to Section 3.6 of the LTA. In addition, Burnham will be reimbursed for its reasonable out-of-pocket expenses, estimated not to exceed $5,000.

The Individual General Partners have determined that (i) soliciting bids and selling the Fund's assets to the highest bidder or bidders is in the best interests of the Partnership and (ii) the interests of existing Limited Partners will not be diluted as a result of such actions. The Independent General Partners do not intend to retain Burnham Securities or any other independent expert to appraise the value of the securities or assess the terms of the transactions or to render an opinion as to its fairness. Article 9.04 of the Limited Partnership Agreement provides for the valuation of securities distributed in kind based on market quotations of public securities, if any, third-party transactions, actual firm offers by third parties, or an appraisal. Pursuant to Article 9.04, the appraisal process is not required if the value of the securities distributed in kind is less than 10% of the $40 million of initial capital contribution.

The LTA will permit the Trustee or associated entity to purchase assets from the Trust or to receive assets from the Trust as distribution to satisfy the Trust's obligations to the Trustee or associated entity so long as the process defined in Section 3.6 of the LTA has been followed.

RISK FACTOR: The process stipulated in Section 3.6 of the LTA would not be allowed if the Partnership were to continue to operate as a Business Development Company subject to the provisions of Section 57 of the Act that prohibit affiliated transactions. Further, the Trustee's actions will not be under the supervision of the Management Committee or reviewed by the Independent General Partners. The LTA does, however, provide that all material events will be reported on Form 8-K. Beneficiaries will also receive copies of all reports on Form 8-K. Beneficiaries will receive unaudited financial information annually as filed by the Trust on Form 10-K and such 10-K will include the information reported on any Form 8-K.

In the event that the Trustee receives a bona fide third-party bid that constitutes the highest and best offer received for the purchase of Trust assets that do not have a readily ascertainable market value, the Trustee may choose to either accept such bid or tender a bid itself or through an associated entity, of not less than ten percent (10%) more than the outstanding bona fide offer. In such event the original offeree shall be given the opportunity by written notice from the Trustee with at least seven
(7) days to respond to increase its bid to match the bid of the Trustee or associated entity. If the original offeree so increases its bid, the assets will be sold to the original offeree at that higher price. If the original offeree chooses not to increase its bid, the assets may be sold to the Trustee or associated entity at the Trustee's or associated entity's offer price. If during this process, a better offer is received from another third party, this process shall not be construed to prevent a sale to the new bidder. A Form 8-K will be promptly filed to describe the terms of any contract for sale entered into by the Trust (subject to compliance with any confidentiality requirements of such contracts).

RISK FACTOR: Although the process defined in Section 3.6 requires an affiliated entity to bid at least 10% more than any amount offered by an unaffiliated third party, there is no assurance that the contemplated process will result in the best possible price for the sale of any investment asset.

In accordance with Generally Accepted Accounting Principles and guidelines published by the American Institute of Certified Public Accountants, the Partnership has used "Fair Value" accounting to report the value of its investment assets. The Managing General Partners have been delegated the authority to establish valuation policies and procedures and periodically apply such policies and procedures to value each of the private companies in the Partnership's investment portfolio. In fulfilling this responsibility, the Managing General Partners periodically update and revise the Fair Value of each holding in order to reflect new events, changing market conditions, more experience with investee companies or additional information, any of which may require the revision of previous estimate. The Trust will establish Fair Value of each investment asset based upon the Partnership's Fair Value at the time the assets are transferred to the Trust. Subsequent valuations of the investment assets will be done in accordance with the same policies and procedures previously used by the Partnership. In determining such Fair Value special consideration shall be given to third-party transactions related to the same investee company involving actual transactions or actual firm offers by investors who are not Affiliates of the Trustee.

In the event that no bona fide offers are received after sixty (60) days of a thorough and diligent marketing effort commencing with the decision to liquidate the Partnership's assets, the Trustee or associated entity may purchase the assets at a price no less than the current Fair Value. Further, in the event that no bona fide offers are received at the end of the 60-day period, the Trustee may elect to distribute assets in kind to creditors, including Technology Funding Ltd. or Technology Funding Inc., in full or partial satisfaction of amounts owed to such creditors.

RISK FACTOR: If there are no offers after an extended period of marketing the Partnership's investment assets, the Trustee in its discretion and without oversight may take the actions described above. A longer marketing period may or may not result in an offer, but during that period, the costs of operation of the Trust and expenses of the Trustee would continue. The decision to make no further marketing efforts and minimize further operating costs is solely in the discretion of the Trustee.

Upon the complete liquidation of the Partnership and distribution of its assets to or for the benefit of the Partners as with the transfer from the Partnership to the Trust, the Managing General Partners, in accordance with the terms of the Plan and Sections 17-203 and 17-803 of the Delaware Revised Uniform Limited Partnership Act, will execute and file a certificate of cancellation with the Secretary of State of the State of Delaware, which will terminate the existence of the Partnership. It is expected that upon the transfer of all remaining assets of the Partnership to, and assumption of all liabilities of the Partnership by, the Trust, the liquidation of the Partnership shall be complete and the Managing General Partners shall thereafter file a certificate of cancellation with the Delaware Secretary of State.

The Managing General Partners may modify or amend the Plan at any time if it determines that such action would be advisable and in the best interests of the Partnership and the Limited Partners.

The Managing General Partners expect to complete the liquidation of the remaining assets prior to the end of calendar 2006. As of March 31, 2006, the estimated liquidation value of the Partnership's remaining assets was $1,057,504. Estimated expenses and liabilities associated with the dissolution of the Partnership and liquidation of its remaining assets are shown below. Such costs may be significantly lower if the assets can be sold within the next several months.

     2006 operating expenses (full year)               1,059,852
     (Less 1/2 year of audit expenses                    (42,051)
     Note payable to related parties                   1,134,928
     Independent appraisals of individual investments     75,000
     Fees for 2007 tax work                               45,000
     Building space allocation (records retention)        62,387
----------------------------------------------------------------
     Estimated total cost                             $2,335,116

Risk Factors
-------------
Unless there is a substantial change in the value of the remaining investment assets of the Partnership, it is possible that the proceeds from their disposition will not be sufficient to satisfy existing claims of creditors, including the Managing General Partners. Should that be the case, no Limited Partner or Beneficiary of the Trust will be held liable for any remaining obligations or liabilities. Under such circumstances, there will not be sufficient cash to establish reserves or make any liquidating distributions to the Limited Partners. This would be true without the creation of the Trust. However, putting the assets and liabilities of the Partnership into the Trust will significantly reduce operating expenses by eliminating the costs of compliance and reporting associated with continuing as a partnership regulated as a BDC.

Once the Partnership is in dissolution pursuant to approval by a Majority in Interest of the Limited Partners and the Plan of Liquidation is implemented and the Partnership has been terminated, there will no longer be Independent General Partners or a Management Committee. Under the terms of the LTA, the Trustee is solely responsible for management of the Trust.

Assuming the assets and liabilities of the Partnership are transferred to the Trust and that each Limited Partner receives a beneficiary interest as described, the tax consequences to the Limited Partners are substantially the same after the formation of the liquidating trust as before. The Trust will file its tax return on Form 1041 or 1065. Each holder of a beneficiary interest will receive either a K-1 or a statement from the Trust identifying the holder's share of income, gain, or losses as the case may be. The character of the income attributable to the sale of assets by the Trust will be the same as if the Trust had not been formed and the assets had been sold by the Partnership. In other words, if the sale of an investment asset by the Partnership would have resulted in a Limited Partner being allocated a proportionate share of long-term capital gain or loss, then the identical transaction occurring in the Trust would result in the holder of a beneficiary interest being allocated the same proportionate share of capital gain or loss.

Proposal 2 seeks an affirmative vote of a Majority in Interest of the Limited Partners to authorize the Plan as submitted. The Management Committee recommends a vote in favor of Proposal 2.

Proposal 3
Appointment of Independent Public Accountants
----------------------------------------------

At the tri-annual meeting of Limited Partners on May 20, 2005, the Limited Partners ratified the appointment of Grant Thornton LLP as the Partnership's independent public accountants. On August 16, 2005, Grant Thornton terminated the client-auditor relationship between Grant Thornton and the Partnership. There were no disagreements with the Partnership's former accountants, Grant Thornton, on any matter of accounting principles, financial statement disclosure, or auditing scope or procedure for the two years ended December 31, 2004 and the subsequent interim period through the date of termination.

Pursuant to the authority conferred in Article 3.07 of the Partnership Agreement and subject to the approval of a Majority in Interest of the Limited Partners, on October 24, 2005, the Individual General Partners directed the Managing General Partners to appoint Heard, McElroy, Vestal, LLP ("HMV"), as its independent registered accounting firm. HMV has represented that it has no direct or indirect financial interest in the Partnership.
The appointment of HMV is subject to ratification or rejection by the Limited Partners of the Partnership. If a Majority in Interest of Limited Partners vote in favor of Proposal 1 to dissolve the Partnership prior to its termination date, the Partnership will continue to require audit services throughout the dissolution, liquidation and termination process. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the appointment of HMV.

HMV will also act as independent public accountants for the Managing General Partners and all of the other Technology Funding partnerships and entities. The fees received by HMV from these other entities are substantially greater, in the aggregate, than the total fees received by it from the Partnership. The Individual General Partners considered the fact that HMV has been retained as the independent accountants for the Managing General Partners and the other entities described above in their evaluation of the independence of HMV with respect to the Partnership.

During 2005, the Partnership retained Wealth and Tax Advisory Services ("WTAS"), a subsidiary of The HSBC Group, to provide tax-related services to the Partnership, its Managing General Partners and affiliated funds.

Audit Fees
----------
The Partnership paid aggregate fees of $90,421 and $72,202 to its independent public accountants, HMV and Grant Thornton LLP, for professional services rendered to the Partnership with respect to audits of the annual financial statements and reviews of the quarterly financial statements for the years ended December 31, 2005 and 2004, respectively.

Tax Fees
--------
The Partnership paid aggregate fees of $22,216 and $19,778 to WTAS, Inc., and Grant Thornton LLP for tax-related services rendered to the Partnership for the years ended December 31, 2005 and 2004, respectively. These services included preparation of the Partnership's tax returns.

All Other Fees
--------------
The Partnership did not pay any fees to HMV, WTAS, Inc., or Grant Thornton LLP for services, other than the services referred to above, for the years ended December 31, 2005 and 2004, respectively.

The Partnership's Independent General Partners considered whether payment of the fees disclosed above were compatible with HMV and Grant Thornton's independence and concluded that such payments did not affect their independence.

Representatives of HMV are not expected to be present at the Meeting and therefore will not have the opportunity to respond to questions from Limited Partners or to make a statement.

The Management Committee recommends approval of Proposal 3.

The Management Committee recommends a vote FOR Proposals 1, 2, and 3.

Other Matters
-------------
This proxy statement contains certain forward-looking statements that are subject to risks and uncertainties. Actual results or events in the future could differ materially from those described in the forward-looking statements.

The Management Committee does not intend to bring any other business before the Meeting and, so far as it is known to the Management Committee, no matters are to be brought before the Meeting except as specified in the notice of the Meeting.

Additional Information
----------------------

Limited Partner Status
----------------------
The Partnership Agreement provides that the Limited Partners of the Partnership are prohibited from exercising certain rights of limited partners, including the right to elect General Partners, to approve certain Partnership matters, and to amend the Partnership Agreement, unless prior to the exercise of such rights, counsel for the Partnership has delivered to the Partnership an opinion to the effect that neither the existence of such rights nor the exercise thereof will violate the provisions of the Revised Uniform Limited Partnership Act of the State of Delaware, as amended, or the applicable laws of the other jurisdictions in which the Partnership is then formed or qualified, or will adversely affect the classification of the Partnership as a partnership for federal income tax purposes. Jeffer, Mangels, Butler & Marmaro LLP, as counsel to the Partnership, and Prickett, Jones & Elliott, P.A., as special Delaware counsel to the Partnership, have delivered favorable opinions to the Partnership with respect to the foregoing and as required by Section 6.01 of the Partnership Agreement. To the extent that the Investment Company
Act requires a vote on certain matters, there will be a limited partner vote.

Limited Partner Proposals
-------------------------
Any Limited Partner proposal submitted to the Partnership for inclusion in the Partnership's proxy statement and form of proxy relating to the Partnership's next tri-annual meeting of the Limited Partners in 2008, pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), must be received by the Partnership at the Partnership's principal executive offices 120 days or a reasonable length of time prior to the date the Partnership mails proxy materials for the meeting in order for the proposal to be considered at that meeting. Any such proposal must comply in all respects with the applicable rules and regulations under the Exchange Act.

In order for proposals made outside Rule 14a-8 of the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Partnership at the Partnership's principal executive offices a reasonable length of time prior to the date the Partnership mails the proxy materials for the meeting for consideration at that meeting.

The proxies solicited by the Partnership will confer general discretionary authority only with regard to such matters specifically noticed in this proxy statement. Notwithstanding such discretionary authority, the Management Committee is supportive of all the proposals noticed in this proxy statement and will vote any proxies granted to it in favor of each proposal unless a proxy is marked to be voted against a specific proposal or candidate as provided on the ballot. The Partnership will specifically advise the Limited Partners when to submit proposals for the next tri-annual meeting in future reports filed under the Exchange Act.

Where You Can Find More Information
-----------------------------------
The Partnership files annual and quarterly reports, proxy statements and other information with the U.S. Securities and Exchange Commission ("SEC"). The Partnership's filings with the SEC are available to the public through the SEC's Electronic Data Gathering, Analysis and Retrieval system ("EDGAR") accessible through the SEC's web site at http://www.sec.gov. Limited Partners also may read and copy any report, statement, or other information that the Partnership has filed with the SEC at the SEC's public reference rooms. Call the SEC at 1-800-SEC-0330 for more information on obtaining information from the SEC's public reference rooms.

The SEC allows the Partnership to incorporate by reference information into this proxy statement, meaning the Partnership can disclose important information by referring Limited Partners and others who read this proxy statement to other documents that the Partnership has filed with the SEC. The Partnership incorporates by reference the documents listed below:
  The Partnership's annual report on Form 10-K for the year ended December 31,
    2004, filed on March 23, 2005, file number 814-00055.
  The Partnership's annual report on Form 10-K for the year ended December 31,
    2005, filed on March 28, 2006, file number 814-00055.
  The Partnership's Amended and Restated Partnership Agreement filed on
    February 27, 2006, on Form 8-K.

All Limited Partners are urged to complete, sign and date the accompanying proxy and return it in the enclosed postage-paid envelope. Thank you for your assistance.

                   TECHNOLOGY FUNDING VENTURE PARTNERS IV,
                       AN AGGRESSIVE GROWTH FUND, L.P.

                    Proxy for Meeting of Limited Partners
                               June 23, 2006

         Proxy Solicited by the Management Committee of the Partnership

The proxies solicited by the Partnership will confer general discretionary authority only with regard to such matters specifically noticed in this proxy.

Please mark, date, and sign this proxy and return it prior to the meeting to be held on June 23, 2006.

The undersigned hereby appoints Charles R. Kokesh and Peter F. Bernardoni or either of them, each with power of substitution, as proxies to represent the undersigned at the Special Meeting of the Limited Partners of Technology Funding Venture Partners IV, An Aggressive Growth Fund, L.P., (the "Partnership") to be held at 460 St. Michael's Drive, Suite 1000, Santa Fe, New Mexico 87505, at 9:00 a.m. local time, on Friday, June 23, 2006, and any adjournment thereof, and to vote the number of Units of limited partnership interest in the Partnership the undersigned would be entitled to vote if personally present in the following matters:

1. Dissolution of the Partnership prior to the expiration of its term on December 31, 2006, and withdrawal of its election to be regulated as a Business Development Company.

    FOR   [     ]     AGAINST   [    ]     ABSTAIN   [    ]

2.  Approval of a Plan of Dissolution and Liquidation.
    FOR   [     ]     AGAINST   [    ]     ABSTAIN   [    ]

3. Ratification of the appointment of Heard, McElroy, Vestal, LLP ("HMV") as independent registered public accountants of the Partnership.
    FOR   [     ]     AGAINST   [    ]     ABSTAIN   [    ]

4. Such other matters as may properly come before the Meeting or any adjournment thereof.

The Management Committee recommends a vote FOR all Proposals 1, 2, and 3 above. This proxy will be voted as directed. Limited Partners may vote in person or by proxy at the Meeting. A vote cast in person at the Meeting will supersede any proxy previously given, including a proxy given by prior non-response. If a Limited Partner does not specify on the form of proxy how the Limited Partner's Units are to be voted, or if a Limited Partner fails to return a proxy, the Limited Partner, pursuant to Article 14.05 of the Partnership Agreement, shall be deemed to have granted to the Management Committee a proxy solely for those matters noted on the form of proxy and the Management Committee will vote all such proxies "FOR" each proposal noted on the enclosed form of proxy. Abstentions so marked on any proposal will have the same effect as a vote against the proposal.

PROXY INSTRUCTIONS
1.  Please sign exactly as the name or names appear hereon.
2. If Units of limited partnership interest are held jointly by two or more persons, each joint holder should sign the proxy.
3. A proxy executed by a corporation should be signed in its name by an authorized officer.
4. Persons signing as executors, administrators, trustees and partners should so indicate when signing.

Dated:   _______, 2006
By signing below, the undersigned hereby acknowledges receipt of the Proxy Statement and the 2004 Annual Report.

Signature(s)  _________________________________________

               _________________________________________

If the information on the mailing label is not correct, please make changes below:

Social Security #:  ______ -  _____ - ____________
Address:    ____________________________
            ____________________________

EXHIBIT A to Proxy Statement

                        PLAN OF DISSOLUTION AND LIQUIDATION

This Plan of Dissolution and Liquidation (this "Plan"), is entered into as of June 23, 2006, by and among Technology Funding Venture Partners IV, an Aggressive Growth Fund, L.P., a Delaware limited partnership (the
"Partnership"), and Technology Funding Inc. and Technology Funding Ltd. (the "Managing General Partners").

                                 R E C I T A L S

WHEREAS, the Managing General Partners, the Independent General Partners named therein, and the Limited Partners of the Partnership are parties to that certain Amended and Restated Limited Partnership Agreement of the Partnership dated as of February 27, 2006, as amended (the "Partnership Agreement");

WHEREAS, the dissolution of the Partnership has been approved by the General Partners, the Individual General Partners, and by a majority in interest of the Limited Partners of the Partnership pursuant to Section 15.1 of the Partnership Agreement, and that the Partnership has dissolved effective as of June 23, 2006 (the "Effective Date of Dissolution");

WHEREAS, the General Partners and the Individual General Partners have determined that it is in the best interest of the Partnership to complete the liquidation of the Partnership pursuant to this Plan, and a majority in interest of the Limited Partners of the Partnership have approved this Plan;

WHEREAS, in furtherance hereof and pursuant to this Plan:

NOW THEREFORE, the Managing General Partners shall take, or cause to be taken, the following actions on behalf of the Partnership:

1. The Managing General Partners shall cause the Partnership to sell or otherwise dispose of all or substantially all of the assets of the Partnership. The Managing General Partners may determine, in their sole discretion, the means, manner and terms of such sales or other dispositions of the Partnership's assets. The Managing General Partners shall apply and distribute the proceeds of such sales or other dispositions in accordance with the provisions of the Partnership Agreement, and otherwise wind up the affairs of the Partnership.

2. The Managing General Partners shall be and hereby are authorized to conduct the liquidation and winding up of the Partnership pursuant to Section 15.02 of the Partnership Agreement, and shall, among other things, prepare or cause to be prepared a statement setting forth the assets and liabilities of the Partnership as of the Effective Date of Dissolution.

3. The Partnership shall enter into, execute and deliver the Liquidating Trust Agreement attached hereto as Exhibit A with the Trustee.

4. The Management Committee shall allocate a reasonable estimate of cash amounts to be used for contingent or existing liabilities (the "Cash Reserve");

5. The Partnership shall, after having set aside the Cash Reserve and reserving additional cash to be transferred to the Liquidating Trust for estimated fees, expenses and contingent liabilities of the Liquidating Trust together with any remaining unsold assets of the Partnership (the "Retained Assets"), in accordance with the Partnership Agreement, distribute all available cash to the Partnership's Limited Partners and General Partners.

6. The Partnership shall enter into, execute and deliver to the Trustee a Bill of Sale, Assignment, Acceptance and Assumption Agreement, a form of which is attached hereto as Exhibit B (the "Bill of Sale"), which, together with related transfer instruments, shall transfer and assign to the Trustee, on behalf of the Liquidating Trust, all right, title, interest in and to, and obligations related to, all assets, including, but not limited to the Cash Reserves, the Retained Assets, and any other assets or liabilities held by the Partnership that have not been, as of the date of such Bill of Sale, distributed.

7. Such assets shall be reserved, liquidated or distributed to the Beneficiaries of the Liquidating Trust by the Trustee in accordance with the terms of the Liquidating Trust Agreement when the Trustee deems it to be in the best interest of the Beneficiaries to do so.

8. After dissolution and liquidation, in accordance with the Partnership Agreement and pursuant to the Delaware Revised Uniform Limited Partnership Act ("DRULPA"), including pursuant to the establishment and transfer of all Partnership assets to a Liquidating Trust as contemplated by Section 3 above, the General Partners shall cause the Partnership to file a certificate of cancellation with the Secretary of State of the State of Delaware, which shall cancel the Partnership's Certificate of Limited Partnership and shall terminate the legal existence of the Partnership.

9. The Managing General Partners shall take any and all other actions deemed required, necessary or desirable to complete the liquidation and dissolution of the Partnership, including but not limited to, the execution and delivery of any and all agreements, certificates, instruments or other documents.

10. The General Partners may modify or amend this Plan at any time if the General Partners determine that such action would be advisable and in the best interest of the Partnership.

IN WITNESS WHEREOF, the parties hereto have executed this Plan as of the first date set forth above.

                              Technology Funding Venture Partners IV,
                              An Aggressive Growth Fund, L.P.

                              By: Technology Funding Inc., Managing General Partner
                              By:  /s/ Charles R. Kokesh, President

                              Technology Funding Inc.
                              By:  /s/ Charles R. Kokesh, President

                              Technology Funding Ltd.
                              By:  /s/ Charles R. Kokesh, General Partner

EXHIBIT B to Proxy Statement
EXHIBIT A to Plan of Dissolution and Liquidation

                           LIQUIDATING TRUST AGREEMENT

    THIS LIQUIDATING TRUST AGREEMENT is made and entered into this ___ day of June 2006, by and between Technology Funding Venture Partners IV, an Aggressive Growth Fund, L.P., a Delaware Limited Partnership (the
"Partnership"), and Technology Funding Inc. (the "Trustee").

                               R E C I T A L S

    WHEREAS, the terms of that certain Amended and Restated Limited Partnership Agreement of the Partnership dated as of February 26, 2006, as amended (the "Partnership Agreement") provide that the Partnership shall dissolve upon the election to dissolve the Partnership by a majority in interest of the limited partners of the Partnership (the "Limited Partners");

    WHEREAS, upon the recommendation of the Management Committee of the Partnership, the Limited Partners, by action by Special Meeting on June 23, 2006, approved the dissolution of the Partnership and approved the liquidation and winding up of the Partnership (the "Liquidation") pursuant to that certain Plan of Dissolution and Liquidation (the "Plan"), and

    WHEREAS, Technology Funding Inc. and Technology Funding Ltd. (the "Managing General Partners") believe it to be in the best interest of the Partnership to complete the liquidation of the Partnership by transferring all remaining assets of the Partnership (the "Retained Assets") to a liquidation trust (the "Liquidating Trust" or "Trust") with Technology Funding Inc. serving as trustee (the "Trustee"), including a cash reserve set aside for the current and contingent obligations of the Partnership and the Liquidating Trust (the "Cash Reserve");

    NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein:

ARTICLE  1
TRANSFER OF TRUST ASSETS TO THE TRUSTEE

1.1 Creation of Trust. The Partnership hereby appoints the Trustee, and grants, assigns, transfers, conveys and delivers to the Trustee, and the Trustee hereby accepts, any and all of the Partnership's assets, liabilities and rights, in trust for the use and purposes hereinafter stated, and the Trustee agrees to and does hereby accept the foregoing property subject to such Trust.

1.2 Purposes. The Liquidating Trust hereby is organized for the purposes set forth in Article 7 hereof.

1.3 Assets. The Cash Reserve and Retained Assets granted, assigned and conveyed to the Trustee as of the Effective Date will be held in the Trust, and the Trustee will (i) further liquidate the Trust Assets as it deems necessary to carry out the purpose of the Trust and facilitate distribution of the Trust Assets; (ii) protect, conserve and manage the Trust Assets in accordance with the terms and conditions hereof; and (iii) distribute the Trust Assets in accordance with the terms and conditions hereof.

1.4 Taxes. It is intended that the granting, assignment and conveyance of the Partnership's assets, liabilities and rights to the Trustee pursuant hereto shall be treated for federal and state income tax purposes as if the Partnership made such distributions directly to the holders of Partnership Units. It is further intended that for federal, state and local income tax purposes the Trust shall be treated as a liquidating trust under Treasury Regulation Section 301.7701-4(d) and any analogous provision of state or local law, and the Beneficiaries shall be treated as the owners of their respective share of the Trust pursuant to Sections 671 through 679 of the Code and any analogous provision of state or local law and shall be taxed on their respective share of the Trust's taxable income (including both ordinary income and capital gains) pursuant to Section 671 of the Code and any analogous provision of state or local law. The Trustee shall file all tax returns required to be filed with any governmental agency consistent with this position, including, but not limited to, any returns required of grantor trusts pursuant to Section 1.671-4(a) of the Income Tax Regulations. To the extent that the Trustee becomes liable for the payment of taxes, including withholding taxes, in respect of income derived from the investment of funds held hereunder or any payment made hereunder (collectively, the "Taxes"), the Trustee may pay such Taxes. The Trustee may withhold from any payment of the Trust Assets such amount as the Trustee estimates to be sufficient to provide for the payment of such Taxes not yet paid, and may use the sum withheld for that purpose. The Trustee shall be indemnified and held harmless against any liability for Taxes and for any penalties or interest in respect of Taxes on such investment income or payments in the manner provided herein.

ARTICLE  2
DEFINITIONS

2.1 Certain Terms Defined. For all purposes of this Trust Agreement, unless the context otherwise requires:
  (a) "Beneficiary" or "Beneficiaries" shall mean the holders of Beneficiary Interests in the Trust from time to time.
  (b) "Beneficiary Interest" of a Beneficiary shall mean such Beneficiary's percentage interest of the Trust Assets in the Trust determined by each Beneficiary's proportional beneficial interest in the Trust as evidenced on the books and records of the Trust, without certificates. The Beneficiary Interest shall correspond to the ending capital account balances for each partner, including the Managing General Partner, as specified in the Limited Partnership Agreement for the Partnership calculated as of the Effective Date.
  (c) "Effective Date" shall be the date of the transfer and conveyance pursuant to Section 1.1 hereof and pursuant to the Bill of Sale in accordance with Section 3.1 hereof.
  (d) "Holders of a majority in interest of the Beneficiary Interests" shall at any point in time mean Beneficiaries holding a majority of the Beneficiary Interests.
  (e) "Partnership Units" shall mean the limited partner and general partner units in the Partnership held by each of the Beneficiaries as of the Record Date.
  (f) "Record Date" shall mean the date selected by the Partnership for determination of the holders of Partnership Units entitled to become Beneficiaries.
  (g) "Trust Agreement" shall mean this instrument as originally executed or as it may from time to time be amended pursuant to the terms hereof, and the "Trust" shall mean the trust created hereby.
  (h) "Trust Assets" or "Trust Estate"" shall both mean all the property and assets held from time to time by the Trustee under this Trust Agreement, including Trust Receipts.
  (i) "Trust Receipts" shall mean all income including, but not limited to, interest and other receipts from investment of the Trust Estate and all proceeds from the sale, transfer, collection or other disposition of the Trust Estate.
  (j) "Trustee" shall mean the original Trustee and its successor or successors.

ARTICLE  3
COLLECTION AND APPLICATION OF TRUST ASSETS

3.1 Collection of Trust Assets; Bill of Sale. All property and assets constituting the Trust Estate shall be delivered to the Trustee as provided in
Section 1 hereof and all Trust Receipts shall be collected by the Trustee and held as part of the Trust established herein. On the Effective Date, the Partnership and the Trust shall execute a Bill of Sale, Assignment, Acceptance and Assumption Agreement conveying the Retained Assets, Cash Reserves and Liabilities to the Trust, a form of which is attached as Exhibit A hereto.
Such persons as shall have the right and power to so act, will upon reasonable request of the Trustee, execute, acknowledge, and deliver such further instruments and do such further acts as may be necessary or proper to carry out effectively the purposes of this Agreement, to confirm or effectuate the transfer to the Trustee of any property intended to be conveyed hereby, and to vest in the Trustee, its successors and assigns, the estate, power, instruments or funds in trust hereunder.

3.2 Payment of Expenses and Other Liabilities. The Trustee shall pay from the Trust Estate or otherwise discharge or provide for all proper claims against expenses, charges, liabilities and obligations of the Trust Estate, including without limitation interest, taxes, assessments, public charges of every kind and nature, and costs, charges and expenses in connection with or growing out of the execution or administration of this Trust and such other payments and disbursements as are provided for in this Trust Agreement or which may be determined by the Trustee to be a proper charge against the Trust Estate, including any and all obligations and liabilities of the Partnership as of the date hereof or which arise thereafter. The Trustee, in its sole discretion, may make provision by reserve or otherwise out of the Trust
Estate for such amounts as may be determined by the Trustee to be necessary or advisable to meet present or future liabilities of the Trust, whether fixed or contingent, previously known or unknown.

3.3 Payment of Liabilities. To the extent that there are available Trust Assets in the Trust, the Trust hereby agrees to assume all Liabilities of the Partnership on the Effective Date. Should any Liability be asserted against the Trust as the transferee of the Trust Assets or as a result of the assumption made in this paragraph, the Trustee may use such part of the Trust Assets as may be necessary in contesting any such Liability or in payment thereof. In no event shall the Trustee, Beneficiaries or employees or agents of the Trust be personally liable, nor shall resort be had to the private property of such Persons or to any other Trust Assets, in the event the Trust Assets are not sufficient to satisfy the Liabilities asserted against or payable out of the Partnership's available Trust Assets in the Trust.

3.4 Liquidation of Assets. The Trustee shall, in its sole discretion, liquidate, as promptly as possible consistent with obtaining fair value for such assets, all assets not suited for distribution in the form in which such assets are received by the Trust. All monies received on such liquidation shall be paid or distributed as provided herein and be subject to all provisions hereof.

3.5 Distribution to Beneficiaries. The Trustee shall as soon as practicable but in no event later than ninety (90) days after the close of each calendar year during the duration of the Trust, distribute all cash on hand at the close of such calendar year from any sources in excess of an amount as the Trustee shall determine is reasonably necessary or advisable to meet the Trust's anticipated expenses and to pay or provide for liabilities or obligations of the Partnership assumed by the Trust as provided in and authorized by Section 3.2 and Section 3.3, to each of the Beneficiaries in accordance with their respective Beneficiary Interests.

3.6 Sale of Assets to the Trustee or Associated Entity. The Trustee is hereby authorized to cause the Trust to sell or distribute assets to the Trustee or associated entity but only in accordance with this Section 3.6.
In the event that the Trustee receives a bona fide third-party bid that constitutes the highest and best offer received for the purchase of Trust assets that do not have a readily ascertainable market value, the Trustee may choose to either accept such bid or tender a bid itself or through an associated entity, of not less than ten percent (10%) more than the outstanding bona fide offer. In such event the original offeree shall be given the opportunity by written notice from the Trustee with at least seven
(7) days to respond to increase its bid to match the bid of the Trustee or associated entity. If the original offeree so increases its bid, the assets will be sold to the original offeree at that higher price. If the original offeree chooses not to increase its bid, the assets may be sold to the Trustee or associated entity at the Trustee's or associated entity's offer price. If during this process, a better offer is received from another third party, this process shall not be construed to prevent a sale to the new bidder.

In accordance with Generally Accepted Accounting Principles and guidelines published by the American Institute of Certified Public Accountants, the Partnership has used "Fair Value" accounting to report the value of its investment assets. The Managing General Partners have been delegated the authority to establish valuation policies and procedures and periodically apply such policies and procedures to value each of the private companies in the Partnership's investment portfolio. In fulfilling this responsibility, the Managing General Partners periodically update and revise the Fair Value of each holding in order to reflect new events, changing market conditions, more experience with investee companies or additional information, any of which may require the revision of previous estimate. The Trust will establish Fair Value of each investment asset based upon the Partnership's Fair Value at the time the assets are transferred to the Trust. Subsequent valuations of the investment assets will be done in accordance with the same policies and procedures previously used by the Partnership. In determining such Fair Value special consideration shall be given to third-party transactions related to the same investee company involving actual transactions or actual firm offers by investors who are not Affiliates of the Trustee.

In the event that no bona fide offers are received after sixty (60) days of a thorough and diligent marketing effort commencing with the decision to liquidate the Partnership's assets, the Trustee or an associated entity may purchase the assets at a price no less than the current Fair Value. Further, in the event that no bona fide offers are received at the end of the 60-day period, the Trustee may elect to distribute assets in kind to creditors, including Technology Funding Ltd. or Technology Funding Inc., in full or partial satisfaction of amounts owed to such creditors.

ARTICLE  4
BENEFICIARIES

4.1 No Transfer of Interests of Beneficiaries. No certificates representing Beneficiary Interests shall be issued. The Beneficiary Interest of a Beneficiary in the Trust may not be transferred in any manner whatsoever (including, without limitation, by sale, exchange, gift, pledge or creation of a security interest) except (a) by bequest or inheritance in the case of an individual Beneficiary or (b) by operation of law. The death of any Beneficiary shall not entitle his or her transferee to an account or valuation for any purpose, but such transferee shall succeed to all rights of the deceased Beneficiary under this Trust Agreement upon proper proof of title satisfactory to the Trustee.

4.2 Incidents of Ownership. The holder of Partnership Units as of the Record Date shall be the Initial Beneficiaries of the Trust as holders of Beneficiary Interests in the Trust, and the Trustee shall retain only such incidents of legal ownership as are necessary to undertake the actions and transactions authorized herein.

4.3 Beneficial Interests. The Beneficial Interest of each Initial Beneficiary hereof shall be determined by the Partnership in accordance with a certified copy of the Partnership's list of Partnership Unit holders as of the Record Date (the "List"). The Partnership will deliver the certified copy of the List to the Trustee within a reasonable time after the Record Date specifying the Beneficial Interest of each Initial Beneficiary in the Partnership.

4.4 Evidence of Ownership. In the case of the Partnership Unit holders, customary institutional book-entry or other records or any other evidence of ownership satisfactory to the Trustee will be deemed to evidence the Beneficiary Interest in the Trust of each such Beneficiary.

4.5 Trustee as Beneficiary. The Trustee, either individually or in a representative or fiduciary capacity, may be a Beneficiary to the same extent as if it were not a Trustee hereunder and shall have all the rights of a Beneficiary, including, without limitation, the right to vote and to receive distributions, to the same extent as if it was not the Trustee hereunder.

4.6 Rights of Beneficiaries. The Partnership and the Trustee hereby agree that each Beneficiary shall be a third party beneficiary under this Trust Agreement and that, as such, each Beneficiary shall be empowered to demand, through legal action or otherwise, the strict adherence to the terms of this Trust Agreement and the enforcement of this Trust Agreement. Each Beneficiary holds its Beneficiary Interest subject to all the terms and provisions of this Trust Agreement, which shall be binding upon and inure to the benefit of the successors, legatees, heirs and personal representatives of the Beneficiary. The Beneficiary Interests shall be held and construed to be in all respects intangible personal property, and upon the death, insolvency or incapacity of an individual Beneficiary, his or her interest shall pass to his or her legal representative as intangible personal property, and such death, incapacity or insolvency shall in no way terminate or affect this Trust Agreement. The sole interest of each Beneficiary shall be his or her Beneficiary Interest and the obligation of the Trustee to hold, manage and dispose of the Trust Property and to account for the same as provided in this Trust Agreement. No Beneficiary shall have the right to call for or demand or secure any partition during the continuance of the Trust.

4.7 Federal Income Tax Information. As soon as practicable after the close of each taxable year, the Trustee shall direct its transfer agent to mail to each Person who was a Beneficiary at the close of the year, a statement showing the dates and amounts of all distributions made by the Trustee, if any, income earned on assets held by the Trust, if any, such other information as is reasonably available to the Trustee which the Trustee determines may be helpful in determining the amount of gross income and expenses attributable to the Trust that such Beneficiary should include in such Person's federal income tax return for the preceding year and any other information as may be required to be furnished under the tax laws. In addition, after receipt of a written request in good faith, or in its discretion without such request or if required by applicable law, such transfer agent (or if it cannot, the Trustee) shall furnish to any Person who has been a Beneficiary at any time during the preceding year a statement containing such further information as is reasonably available to the transfer agent or Trustee, respectively, which shall be helpful in determining the amount of taxable income which such Person should include in such Person's federal income tax return.

4.8 Notice to Unlocated Holders of Partnership Units. If the Trust holds Trust Assets for unlocated holders of any Partnership Units, due notice shall be given to such holders of Partnership Units in accordance with Delaware law.

4.9 No Rights as Holders of Partnership Units. Except as expressly provided in the Agreement or under applicable law, the Beneficiaries shall have no rights or privileges attributable to their former status as holders of Partnership Units or as Partners of the Partnership.

ARTICLE  5
NAME, DURATION AND TERMINATION OF TRUST

5.1 Name. This Trust shall be known as the "Technology Funding Venture Partners IV Liquidating Trust."

5.2 No Reversion to the Partnership. From and after the date hereof, the Partnership shall have no interest of any character in or to the Trust Estate or Trust Receipts and such Trust Estate and Trust Receipts shall be held solely for the benefit of the Beneficiaries. In no event shall any part of the Trust Assets revert to or be distributed to the Partnership.

5.3 Irrevocable; Duration and Termination. This Trust shall be irrevocable and shall terminate (a) three years from the date of this Trust Agreement or (b) when all assets of the Trust Estate have been distributed in kind to the Beneficiaries or sold and the proceeds so distributed and all debts, liabilities and obligations of the Trust shall have been paid or otherwise discharged, or (c) a termination required by the applicable laws of the State of Delaware, whichever occurs first.

5.4 Distributions by Trustee on Termination. Upon termination of this Trust, the Trustee shall distribute or apply the remaining Trust Estate to or for the benefit of the Beneficiaries as set forth in Section 3.5 above. The Trustee may, on the advice of counsel, retain a reasonable sum for payment of expenses or to provide for all known claims against the Trust and the Trustee.

ARTICLE  6
ADMINISTRATION OF TRUST ASSETS

6.1 Transactions with Related Persons. Except as provided in Section 3.6, the Trustee shall not knowingly, directly or indirectly, sell or otherwise transfer all or any part of Trust Assets to, (i) itself or any other Trustee or an employee or agent (acting in its or their individual capacities) of this Trust, or (ii) any Person of which any Trustee, employee or agent of this Trust is an affiliate by reason of being a trustee, director, officer, partner or direct or indirect beneficial owner of 5% or more of the outstanding capital stock, shares or other equity interests of such Persons.

6.2 Interim Distributions. At such times as may be determined by it in its sole discretion, the Trustee shall distribute, or cause to be distributed, to the Beneficiaries, in accordance with their respective Beneficiary Interests, such cash or other property comprising a portion of the Trust Assets as the Trustee determines may be distributed without detriment to the conservation and protection of the Trust Assets in the Trust.

6.3 Final Distribution. Prior to a final distribution, the Trustee shall use the Trust Assets to satisfy and discharge any and all liabilities and all other claims, expenses, charges and obligations of the Trust, including loans and deferred charges due to the Managing General Partners of the Partnership. When the Trustee determines that all such liabilities, claims and obligations have been paid or discharged, the Trustee shall, as expeditiously as is consistent with the conservation and protection of the Trust Assets, distribute the Trust Assets to the Beneficiaries in accordance with their respective Beneficiary Interests.

ARTICLE  7
PURPOSE OF TRUST AND LIMITATIONS OF TRUSTEE

7.1 The sole purpose of this Trust is to conserve, protect, liquidate and collect the Trust Estate, and to distribute to the Beneficiaries the Trust Receipts received by the Trust after the provision for or payment of claims against expenses and liabilities of the Trust and the Trustee. The Trust is, therefore, organized and shall be administered for the sole purpose of paying and settling claims, and liquidating and collecting the assets of the Partnership transferred to it, and its activities shall be limited to those directly related to that purpose. The Trust shall not be or have the power to be an organization having as a purpose the carrying-on of any trade or business. This Trust agreement is not intended to create and shall not be interpreted as creating an association, partnership, joint venture or any other entity formed to conduct a trade or business.

7.2 Persons dealing with the Trustee shall look only to the Trust Assets to satisfy any liability relating to the Trust Assets incurred by the Trustee to such Person in carrying out the terms of this Trust, and the Trustee shall have no obligation to satisfy any such liability.

ARTICLE  8
POWERS OF THE TRUSTEE

8.1 General Powers. In addition to such powers as may from time to time be granted to the Trustee, the Trustee may take all such action and is hereby granted such powers as may appear necessary or proper to comply with the laws of the appropriate jurisdictions and to effectuate and carry out the terms and purposes of this Trust Agreement, with respect to the Trust Estate. The Trustee shall hold legal and equitable title to all assets at any time constituting a part of the Trust Estate solely for the benefit of the Beneficiaries and shall hold such assets in Trust to be administered and disposed of by the Trustees pursuant to the terms of this Trust Agreement. Although the Partnership is transferring the assets directly to the Trustee, such transfer will be effected at the direction of the Partners and on their behalf, and the parties intend that, for all purposes, including federal income tax purposes, such transfer is to be considered in substance a transfer from the Partnership to the Partners and from them to the Trustee.

8.2 Specific Powers Exercisable by Trustee. The Trustee shall have the following specific powers, and the enumeration of such powers shall not be considered in any way to limit or control the power of the Trustee to act as specifically authorized in any other section or provision of this Trust Agreement.
  (a) To receive on behalf of the Beneficiaries and for their benefit all liquidating distributions and other payments distributable to the Beneficiaries and to make disposition thereof in accordance with applicable law and the terms hereof.
  (b) To sell, exchange, transfer, assign, (including exercise of any warrant held by the Trust by surrender of other Trust Assets, net exercise arrangements, or otherwise) or otherwise dispose of all or any part of the Trust Assets as it deems appropriate at public auction or at private sale for cash, securities or other property, or upon credit (either secured or unsecured as the Trustee shall determine).
  (c) To prosecute or defend litigation (in the name of the Trust, the Beneficiaries, or otherwise) and to pay, discharge or otherwise satisfy claims, liabilities, obligations and expenses (including as set forth in Section 3.2 hereof), and to pay all expenses incurred in connection therewith, to carry such insurance, as the Trustee shall determine, to protect the Trust Estate and the Trustee from liability, and to distribute to the Beneficiaries all such net proceeds remaining in the hands of the Trustee as soon as practicable, in the manner set forth in
       Section 3.4.
  (d) To invest any cash not available for distribution to the Beneficiaries in demand and time deposits in banks or savings institutions, short-term certificates of deposits or Treasury bills, money market account instruments, or investment-grade commercial paper.
  (e) To lend funds to the Trust for such period of time as the Trustee may determine, with interest payable in an amount equal to the lesser of (i) the interest rate at which the Trustee could then borrow such amount or
       (ii) the maximum amount of interest then permitted under any applicable usury laws. Any such amounts shall be repaid to the Trustee before any distributions may be made pursuant to Article III. In no event shall the Trustee provide the Trust with permanent financing.
  (f) To elect, appoint, engage, retain or employ any Persons as agents, representatives, employees, or independent contractors (including without limitation real estate advisors, investment advisors, accountants, transfer agents, custodians, attorneys-at-law, managers, appraisers, brokers, or otherwise) in one or more capacities, and to pay compensation from the Trust Assets for services in as many capacities as such Person may be so elected, appointed, engaged, retained or employed, to prescribe the titles, powers and duties, terms of service and other terms and conditions of the election, appointment, engagement, retention or employment of such Persons and, except as prohibited by law, to delegate any of the powers and duties of the Trustee to any one or more Trustees, agents, representatives, employers, independent contractors or other Persons.
  (g) To retain and set aside such funds out of the Trust as the Trustee shall deem necessary or expedient to pay, or provide for the payment of (i) unpaid claims, expenses, charges, liabilities, and obligations of the Trust or the Partnership, except to the extent that liabilities for which the Partnership has previously reserved Cash Reserves are satisfied with funds from said Cash Reserves; (ii) contingencies; and
       (iii) the expenses of administering the Trust Assets.
  (h) To determine conclusively from time to time the value of and to revalue the securities and other property of the Trust, in accordance with the provisions of Section 9.4 of the Partnership Agreement or other information as it deems necessary or appropriate.
  (i) To execute any and all such documents as may be necessary to effect a transfer of ownership of Trust assets including without limitation the authority to sign as agent for the Partnership as in the endorsement of share certificates.

8.3 Safekeeping of Trust Assets. All moneys and other assets received hereunder by the Trustee shall, until distributed or paid over as herein provided, be held in trust for the benefit of the Beneficiaries unless and to the extent required by law. The Trustee shall be under no liability for interest or for producing income on any moneys received by the Trustee hereunder and held for distribution or payments to the Beneficiaries, except as such interest shall actually be received by the Trustee.

8.4  No Bond. The Trustee shall serve without bond.

8.5 Other Obligations of the Trustee upon Termination. Upon distribution of all the Trust Assets, the Trustee shall provide for the retention of all necessary books, records, lists of holders of Beneficiary Interests in the Trust, certificates and files that shall have been delivered to or created by the Trustee for a period of five (5) years. Thereafter, at the Trustee's discretion, all of such records and documents may be destroyed. Except as otherwise specifically provided herein, upon the distribution of all Trust Assets in the Trust, the Trustee shall have no further duties or obligations hereunder.

8.6 Determination of Ownership. In the event of any conflicting claims or demands with respect to the ownership of any Beneficiary Interests or of any disagreement between persons claiming to be transferees, assignees, heirs, representatives or legatees of any Beneficiary, the Trustee shall be entitled at its option to refuse to recognize any such claims so long as such disagreement shall continue. In so refusing, the Trustee may elect to make no payment or distribution in respect of such Beneficiary, and in so doing, the Trustee shall be entitled to continue so to refrain and refuse so to act, until:
  (a) the rights of the adverse claimants have been adjudicated by a final judgment of a court assuming and having jurisdiction of the parties and the interest and money involved; or
  (b) all differences have been adjusted by valid agreement between such parties and the Trustee shall have been notified thereof in a writing signed by all of the interested parties.

ARTICLE  9
CONCERNING THE TRUSTEE, BENEFICIARIES, EMPLOYEES AND AGENTS

9.1 Generally. The Trustee accepts and undertakes to discharge the Trust created by this Agreement, upon the terms and conditions thereof on behalf of the Beneficiaries. The Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in its exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs. No provision of this Agreement shall be construed to relieve the Trustee from liability for its own willful misconduct, knowingly and intentionally committed in bad faith, except that:
  (a) No successor Trustee shall be in any way responsible for the acts or omissions of the Trustee in office prior to the date on which he or it becomes a Trustee.
  (b) The Trustee shall not be liable for the performance of such duties and obligations as are specifically set forth in this Agreement except for its bad faith or willful misconduct, and no implied covenants or obligations shall be read into this Agreement against the Trustee.
  (c) The Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement.
  (d) The Trustee shall not be liable for any act which the Trustee may do or omit to do hereunder, or for any mistake of fact or law, or for any error of judgment, or for the misconduct of any employee, agent, representative or attorney appointed by it, or for anything that it may do or refrain from doing in connection with this Agreement while acting in good faith; unless caused by or arising from gross negligence, willful misconduct, fraud or any other breach of fiduciary duty of the Trustee or any of its employees, agents, representatives or attorneys.
  (e) The duties and obligations of the Trustee shall be limited to and determined solely by the express provisions of this Agreement, and no implied duties or obligations shall be read into this Agreement against the Trustee.

9.2  Reliance by Trustee.  Except as otherwise provided in Section 9.1
  (a) The Trustee may rely and shall be protected in acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.
  (b) The Trustee may consult with legal counsel, auditors or other experts to be selected by it, including firms with which the Trustee may be an affiliate, and the advice or opinion of such counsel, accountants, auditors or other experts shall be full and complete protection to the Trustee, the employees and the agents of the Trustee in respect of any action taken or omitted or suffered by them in good faith and in reliance on, or in accordance with, such advice or opinion.
  (c) Persons dealing with the Trustee shall look only to the Trust Assets to satisfy any liability relating to the Trust Assets incurred by the Trustee to such Person in carrying out the terms of this Trust, and the Trustee shall have no obligation to satisfy any such liability.
  (d) As far as practicable and except as expressly permitted above, the Trustee shall cause any written instrument creating an obligation of the Trust to include a reference to this Agreement and to provide that neither the Beneficiaries, the Trustee nor their agents shall be liable thereunder and that the other parties to such instrument shall look solely to the Trust Assets for the payment of any claim thereunder or the performance thereof; provided, however, that the omission of such provision from any such instrument shall not render the Beneficiaries, the Trustee, or their agents liable, nor shall the Trustee be liable to anyone for such omission.

9.3 Limitation on Liability to Third Persons. No Beneficiary shall be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the Trust Assets or the affairs of this Trust; and neither the Trustee nor any employee or agent of this Trust shall be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with any Trust Assets or the affairs of this Trust, except for such Person's own willful misconduct, knowingly and intentionally committed in bad faith; and all such other Persons shall look solely to any Trust Assets for satisfaction of claims of any nature arising in connection with the affairs of this Trust. The Trustee may, at all times, maintain insurance for the protection of all Trust Assets, its Beneficiaries, the Trustee and its employees and agents in such amount as the Trustee shall deem adequate to cover all foreseeable liability to the extent available at reasonable rates.

9.4 Recitals. Any written instrument creating an obligation of this Trust shall be conclusively taken to have been executed or done by the Trustee, or the employee or agent of this Trust only in its capacity as Trustee under this Agreement or in his capacity as employee or agent of the Trust.

9.5 Indemnification. The Trustee and each of its employees and agents (each an "Indemnified Person" and collectively, the "Indemnified Persons") shall be indemnified out of all Trust Assets against all liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and all costs and expenses, including, but not limited to, reasonable counsel fees and disbursements paid or incurred in investigating or defending against any such claim, demand, action, suit or proceeding by the Indemnified Persons in connection with the defense or disposition of any action, suit or other proceeding by the Trust or any other Person, whether civil or criminal, in which the Indemnified Person may be involved or with which the Indemnified Person may be threatened while in office or thereafter, by reason of its or his being or having been such a Trustee, employee or agent; provided, however, that the Indemnified Person shall not be entitled to such indemnification in respect of any matter as to which the Indemnified Person shall have been adjudicated to have acted in bad faith or with willful misfeasance or in reckless disregard of the Indemnified Person's duties.
The rights accruing to any Indemnified Person under these provisions shall not exclude any other right to which the Indemnified Person may be lawfully entitled. The Trustee may make advance payments in connection with indemnification under this Section, provided that the Indemnified Person shall have given a written undertaking to repay any amount advanced to the Indemnified Person and to reimburse the Trust in the event it is subsequently determined in a final adjudication by a court of law that the Indemnified Person is not entitled to such indemnification. The Trustee may purchase such insurance as it believes, in the exercise of its discretion, adequately insures that each Indemnified Person shall be indemnified against any such loss, liability or damage pursuant to this Section. The rights accruing to any Indemnified Person by reason of the foregoing shall not be deemed to exclude any other right to which he may legally be entitled nor shall anything else contained herein restrict the right of the Trustee to indemnify or reimburse such Indemnified Person in any proper case even though not specifically provided for herein, nor shall anything contained herein restrict the right of any such Indemnified Person to contribution under applicable law. As security for the timely and full payment and satisfaction of all of the present and future obligations of the parties to the Trustee under this Agreement, including without limitation the indemnity obligations hereunder, whether joint or several, the Trust (and by accepting distributions hereunder, each Beneficiary) hereby grants to the Trustee a continuing security interest in and to any and all of the Trust Assets, whether now existing or hereafter acquired or created, together with the products and proceeds thereof, all payments and other distributions with respect thereto, and any and all investments, renewals, substitutions, modifications and extensions of any and all of the foregoing. The Trustee shall have all of the rights and remedies of a secured party under the Uniform Commercial Code. In addition, in the event the Trustee has not received any payment, indemnity, reimbursement or other amount due it under this Agreement, then, notwithstanding any other term or provision of this Agreement, the Trustee may in its discretion set off and apply any of the Trust Assets as is required to pay and satisfy those obligations. Promptly after the receipt by the Trustee of notice of any demand or claim or the commencement of any action, suit or proceeding, the Trustee shall, if a claim in respect thereof is to be made against any of the other parties hereto, notify such other parties thereof in writing; but the failure by the Trustee to give such notice shall not relieve any party from any liability which such party may have to the Trustee hereunder. Notwithstanding any obligation to make payments and deliveries hereunder, the Trustee may retain and hold for such time as it reasonably deems necessary such amount of the Trust Assets as it shall from time to time in its sole discretion reasonably deem sufficient to indemnify itself for any such loss or expense and for any amounts due it hereunder. Except as required by law or as expressly provided herein, the Trustee shall be under no duty to institute any suit, or to take any remedial procedures under this Agreement, or to enter any appearance or in any way defend any suit in which it may be made a defendant hereunder until it shall be indemnified as provided above, except as expressly set forth herein.

9.6 Rights of Trustees, Employees, Independent Contractors and Agents to Own Beneficiary Interests or Other Property and to Engage in Other Business. Any Trustee, employee, independent contractor or agent may own, hold and dispose of Beneficiary Interests for its or his individual account, and may exercise all rights thereof and thereunder to the same extent and in the same manner as if it were not a Trustee, employee, independent contractor or agent. Any Trustee, employee, independent contractor or agent may, in his personal capacity or in a capacity of trustee, officer, director, shareholder, partner, member, advisor, employee of any Person or otherwise, have business interests and holdings similar to or in addition to those relating to the Trust. Subject to the provisions of Article V hereof, any Trustee, employee, independent contractor or agent of the Trust may be a trustee, officer, director, shareholder, partner, member, advisor, employee or independent contractor of, or otherwise have a direct or indirect interest in, any Person who may be engaged to render advice or services to the Trust, and may receive compensation from such Person as well as compensation as Trustee, employee, independent contractor or agent or otherwise hereunder so long as such interest is disclosed to the Trustee. None of these activities in and of themselves shall be deemed to conflict with its duties as Trustee, employee, independent contractor or agent.

9.7 Contribution Back. In the event any amount of Trust Assets released to a party under this Agreement is invalidated, declared to be fraudulent or preferential or must otherwise be restored or returned by the Trustee in connection with the insolvency, bankruptcy or reorganization of such party, whether by order of or settlement before any court or other authority or otherwise, such party shall contribute back to the Trust an amount such that such party will be affected by that invalidation, declaration, restoration or return ratably in proportion to the distributions it received under this Agreement, together with any related assignment, release or other instrument or document the Trustee may request to restore the status quo ante.

ARTICLE  10
AMENDMENT OF TRUST

10.1 The Beneficiaries shall have the right, by the written agreement of holders of not less than a majority in interest of the Beneficiary Interests, at any time to amend any of the provisions of this Trust Agreement, or any amendment thereto.

ARTICLE  11
ACCEPTANCE BY TRUSTEE

11.1 Acceptance of Appointment. The Trustee hereby accepts its appointment made in this Trust Agreement subject to the conditions enumerated below and agrees to act as Trustee pursuant to the terms hereof.
  (a) The Trustee shall in no case or event be liable for any damages caused by the exercise of its discretion as authorized in this Trust Agreement in any particular manner, or for any other reason, so long as its acts or failure to act were for a purpose reasonably believed to be in the best interests of the Trust or the Beneficiaries and were not performed or omitted fraudulently or in bad faith or as a result of misconduct, negligence, or gross negligence by the Trustee and were not in violation of the Trustee's fiduciary obligations to the Trust or the Beneficiaries.
  (b) If any controversy arises between the parties hereto or with any third person with respect to the subject matter of the Trust Agreement or its terms or conditions, the Trustee shall not be required to determine the same or to take any action in the premises but may await the settlement of any such controversy by final appropriate legal proceedings or otherwise as the Trustee may reasonably require.
  (c) The Trustee may utilize or be reimbursed from the Trust Assets with respect to all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, or as attorneys' fees and expenses) reasonably incurred by the Trustee in connection with the defense or disposition of any action, suit or other proceeding in which the Trustee may be involved or with which the Trustee may be threatened by reason of its being or having been a Trustee pursuant to this Trust Agreement, so long as its acts or failure to act were for a purpose reasonably believed to be in the best interests of the Trust or the Beneficiaries and were not performed or omitted fraudulently or in bad faith or as a result of grossly negligent misconduct, or recklessness by the Trustee and were not in violation of the Trustee's fiduciary obligations to the Trust or the Beneficiaries. Notwithstanding the foregoing, the Trustee shall not be indemnified for any loss or damage incurred by it in connection with any judgment entered in or settlement of any lawsuit for violations of federal or state securities laws by the Trustee in connection with its prior activities surrounding the offer or sale of partnership interests unless: (i) where the lawsuit is not settled, the party seeking indemnification is successful in defending such lawsuits; and (ii) such indemnification is specifically approved by a court of law which shall have been advised as to the current position of the Securities and Exchange Commission regarding indemnification for violations of securities laws.

11.2 Notwithstanding any other provision of this Trust Agreement, the Trustee's responsibility for payment of or provision for any claims against or liabilities or expense of the Trust or the Trustee shall be limited to the property and assets in the Trust Estate and shall be dischargeable only therefrom.

ARTICLE  12
TRUSTEE'S COMPENSATION AND EXPENSES

12.1 Expense Reimbursement. The Trustee shall be reimbursed out of the Trust Estate for all expenses plus operational costs as defined in Article 4 of the Limited Partnership Agreement incurred pursuant to the performance of the Trustee's duties hereunder including the reasonable compensation and out-of-pocket expenses of attorneys, accountants, appraisers, consultants and other persons retained by the Trustee, until the Trust shall terminate.

12.2 Compensation. The Trustee shall receive no compensation for its services hereunder other than an amount equivalent to the compensation and other payments that the Trustee would have received as General Partner of the Partnership as provided in Article 4 for the same or similar services undertaken by the Trustee hereunder as if the General Partner had undertaken such services on behalf of the Partnership. Management Fees shall be 1.0% per annum of the reported Fair Value of the assets of the Trust.

ARTICLE  13
REPORTING

13.1 The Trustee will provide Beneficiaries with periodic reports containing unaudited financial statements, including an annual report showing assets and liabilities of the Trust and receipts and disbursements of the Trustee with respect to the Trust for the period. The financial statements will be prepared in accordance with Generally Accepted Accounting Principles but not audited by independent registered public accountants. The unaudited annual report will be filed with the Securities and Exchange Commission under cover of Form 10-K and other reportable events will be filed under Form 8-K. Such filings will be done under the Partnership's Commission file number.

ARTICLE  14
RESIGNATION AND REMOVAL OF TRUSTEE

14.1 Trustee Resignation. The Trustee shall have the right to resign at any time upon fifteen (15) days written notice to the Beneficiaries. Upon such resignation, the holders of a majority in interest of the Beneficiary Interests shall appoint a successor Trustee.

14.2 Removal of Trustee. The Trustee may be removed and its duties terminated at any time, and its successor appointed, by written action of the holders of a majority in interest of the Beneficiary Interests. Upon such removal, the holders of a majority in interest of the Beneficiary Interests shall appoint a successor Trustee.

ARTICLE  15
MEETING OF BENEFICIARIES

15.1 Purpose of Meetings. A meeting of the Beneficiaries may be called at any time and from time to time pursuant to the provisions of this Article for the purposes of taking any action which the terms of this Trust Agreement permit a Beneficiary having a specified aggregate Beneficial Interest to take either acting alone or with the Trustee.

15.2 Meeting Called by Trustee. The Trustee may at any time call a meeting of the Beneficiaries of the Trust to be held at such time and place as the Trustee shall determine. Written notice of every meeting of the Beneficiaries shall be given by the Trustee (except as provided in Section 14.3), which written notice will set forth the time and place of such meeting and in general terms the action proposed to be taken at such meeting, and shall be mailed not more than sixty (60) nor less than ten (10) days before such meeting is to be held to all of the Beneficiaries of record not more than sixty (60) days before the date of such meeting. The notice shall be directed to the Beneficiaries at their respective addresses as they appear in the records of the Trust.

15.3 Meeting Called on Request of Beneficiaries. Within thirty (30) days after written request to the Trustee by Beneficiaries holding Beneficiary Interests representing at least a majority of the aggregate Beneficiary Interests to call a meeting of all of the Beneficiaries, which written request shall specify in reasonable detail the action proposed to be taken, the Trustee shall proceed under the provisions of Section 14.2 to call a meeting of the Beneficiaries, and if the Trustee fails to call such meeting within such thirty (30) day period, then such meeting may be called by Beneficiaries holding
Beneficiary Interests representing at least a majority of the aggregate Beneficiary Interests.

15.4 Persons Entitled to Vote at Meeting of Beneficiaries. Each Beneficiary shall be entitled to vote at a meeting of the Beneficiaries of the Trust either in person or by his proxy duly authorized in writing. The vote of each Beneficiary shall be weighted based on the percentage of Beneficiary Interests in the Trust held by each Beneficiary. The signature on such written authorization need not be witnessed or notarized.

15.5 Quorum. At any meeting of Beneficiaries, the presence of Beneficiaries holding Beneficiary Interests representing at least a majority of the aggregate Beneficial Interests sufficient to take action on any matter for the transaction of which such meeting was called shall be necessary to constitute a quorum; but if less than a quorum be present, Beneficiaries having aggregate Beneficial Interests of more than 50% of the total Beneficial Interests represented at the meeting may adjourn such meeting with the same effect and for all intents and purposes as though a quorum had been present.

15.6 Adjournment of Meeting. Subject to Section 14.5 hereof, any meeting of Beneficiaries of the Trust may be adjourned from time to time and a meeting may be held at such adjourned time and place without further notice.

15.7 Conduct of Meetings. The Trustee shall appoint the Chairman and the Secretary of the meeting. The vote upon any proposal submitted to any meeting of Beneficiaries shall be by written ballot. An Inspector of Votes, appointed by the Chairman of the meeting, shall count all votes cast at the meeting for or against any proposal and shall make and file with the Secretary of the meeting its verified written report.

15.8 Record of Meeting. A record of the proceedings of each meeting of Beneficiaries of the Trust shall be prepared by the Secretary of the meeting. The record shall be signed and verified by the Secretary of the meeting and shall be delivered to the Trustee to be preserved by it. Any record so signed and verified shall be conclusive evidence of all the matters therein stated.

ARTICLE  16
GOVERNING LAW

16.1 Governing Law. This Agreement and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws; PROVIDED, HOWEVER, THAT THERE SHALL NOT BE APPLICABLE TO THE PARTIES HEREUNDER OR THIS AGREEMENT ANY PROVISION OF THE LAWS (COMMON OR STATUTORY) OF THE STATE OF DELAWARE PERTAINING TO TRUSTS THAT RELATE TO OR REGULATE, IN A MANNER INCONSISTENT WITH THE TERMS HEREOF,
(A) THE FILING WITH ANY COURT OR GOVERNMENTAL BODY OR AGENCY OF TRUSTEE ACCOUNTS OR SCHEDULES OF TRUSTEE FEES AND CHARGES, (B) AFFIRMATIVE REQUIREMENTS TO POST BONDS FOR TRUSTEES, OFFICERS, AGENTS OR EMPLOYEES OF A TRUST, (C) THE NECESSITY FOR OBTAINING COURT OR OTHER GOVERNMENTAL APPROVAL CONCERNING THE ACQUISITION, HOLDING OR DISPOSITION OF REAL OR PERSONAL PROPERTY, (D) FEES OR OTHER SUMS PAYABLE TO TRUSTEES, OFFICERS, AGENTS OR EMPLOYEES OF A TRUST, (E) THE ALLOCATION OF RECEIPTS AND EXPENDITURES TO INCOME OR PRINCIPAL, OR (F) RESTRICTIONS OR LIMITATIONS ON THE PERMISSIBLE NATURE, AMOUNT OR CONCENTRATION OF TRUST INVESTMENTS OR REQUIREMENTS RELATING TO THE TITLING, STORAGE OR OTHER MANNER OF HOLDING OR INVESTING TRUST ASSETS.
SECTION 3540 OF TITLE 12 OF THE DELAWARE CODE SHALL NOT APPLY TO THE TRUST.

16.2 Securities Laws. All matters affecting the title, ownership and transferability of the Beneficiary Interests hereunder shall be governed by all applicable federal and state securities laws.

ARTICLE  17
SEVERABILITY

17.1 Severability. In the event any provision of this Trust Agreement or the application thereof to any person or circumstance shall be finally determined to be invalid or unenforceable to any extent, the remainder of this Trust Agreement, or the application of such provision to persons or circumstances other than those as to which it is determined to be invalid or unenforceable, shall not be affected thereby, and each provision of this Trust Agreement shall be valid and enforced to the fullest extent permitted by law.

ARTICLE  18
COUNTERPARTS

18.1 Execution in Counterparts. This Trust Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the Partnership and the Trustee have executed this Trust Agreement on the day and year hereinabove first written.

                       TECHNOLOGY FUNDING VENTURE PARTNERS IV,
                       AN AGGRESSIVE GROWTH FUND, L.P.
                       A Delaware Limited Partnership

                       By: Technology Funding Inc., Managing General Partner
                       By: /s/  Charles R. Kokesh, President

                       TECHNOLOGY FUNDING INC.
                       By: /s/  Charles R. Kokesh, President

EXHIBIT B to Plan of Dissolution and Liquidation
EXHIBIT A to Liquidating Trust Agreement

                     BILL OF SALE, ASSIGNMENT, ACCEPTANCE
                            AND ASSUMPTION AGREEMENT

    This BILL OF SALE, ASSIGNMENT, ACCEPTANCE AND ASSUMPTION AGREEMENT, made, executed and entered into as of June 23, 2006, by and among Technology Funding Venture Partners IV, an Aggressive Growth Fund, L.P., a Delaware limited partnership (the "Assignor"), and Technology Funding Inc., not in its individual capacity or in its capacity as a general partner of the Assignor, but solely as trustee (the "Trustee") of the Technology Funding Venture Partners IV Liquidating Trust (the "Liquidating Trust").

                               R E C I T A L S

    WHEREAS, the Trustee and the Assignor are parties to a Liquidating Trust Agreement dated as of June 23, 2006 (the "Agreement"), pursuant to which the Assignor has created the Liquidating Trust and engaged the Trustee as trustee to administer the Liquidating Trust pursuant to the terms of a Plan of Dissolution and Liquidation dated as of June 23, 2006 (the "Plan"); and

    WHEREAS, the Agreement contemplates that the Assignor will place, as of the date hereof and in accordance with the Plan, all of its unliquidated and/or undistributed assets, including but not limited to cash and securities, along with certain cash reserves subject to disbursement for the Assignor's contingent liabilities and the Liquidating Trust's contingent liabilities, into the Liquidating Trust established to receive said assets and reserves; and

    WHEREAS, the Trustee and the Assignor now desire to carry out the intent and purpose of the Agreement by the execution and delivery to the Trustee by the Assignor of this instrument evidencing the conveyance, assignment, transfer, sale and delivery to the Trustee of the Transferred Assets (as hereinafter defined) and the acceptance by the Trustee of the Assumed Obligations (as hereinafter defined).

    NOW, THEREFORE, in consideration of the foregoing premises and for $10 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged:

ASSIGNMENT. The Assignor does hereby convey, assign, transfer, sell and deliver unto the Trustee and its successors and assigns, forever, for the benefit of the Liquidating Trust, all of the Assignor's right, title and interest in, to and under all of the assets of the Assignor as set forth and more fully described by category of assets and more fully enumerated by Assignor on Exhibit A hereto, including, without limitation any accounts receivable, limited partnership interest, beneficial interest, rights in litigation, security interests, contract rights or agreements, rights to payment or distributions or similar rights that the Assignor may possess in same (together, the "Transferred Assets").

ACCEPTANCE AND ASSUMPTION. The Trustee accepts the foregoing conveyance, assignment, transfer and delivery of the Transferred Assets and agrees to assume all liabilities and obligations relating to the Transferred Assets to the extent specifically set forth in the Agreement (the "Assumed Obligations").

TO HAVE AND TO HOLD the Transferred Assets and the Assumed Obligations unto the Trustee, its successors and assigns, FOREVER, for the benefit of the Liquidating Trust.

The Assignor hereby constitutes and appoints the Trustee and its successors and assigns as its true and lawful attorneys-in-fact in connection with the transactions contemplated by this instrument, with full power of substitution, in the name and stead of the Assignor but on behalf of and for the benefit of the Trustee and its successors and assigns, to demand and receive any and all of the assets, properties, rights and business hereby conveyed, assigned, and transferred or intended so to be, and to give receipt and releases for and in respect of the same and any part thereof, and from time to time to institute and prosecute, in the name of the Assignor or otherwise, for the benefit of the Trustee or its successors and assigns, proceedings at law, in equity, or otherwise, which the Trustee or its successors or assigns reasonably deem proper in order to collect or reduce to possession or endorse any portion of the Transferred Assets and to do all acts and things in relation to the assets which the Trustee or its successors or assigns reasonably deem desirable.

The instrument shall be binding upon and shall inure to the benefit of the respective successors and assigns of the Assignor and the Trustee.

This instrument shall be construed and enforced in accordance with the laws of the State of Delaware, without regard to conflict of law.

    IN WITNESS WHEREOF, the undersigned have executed this Bill of Sale, Assignment, Acceptance and Assumption Agreement under seal on the date first above written.

                                   ASSIGNOR

                                      Technology Funding Venture Partners IV,
                                      An Aggressive Growth Fund, L.P.

                                      By: Technology Funding Inc., its General
                                          Partner

                                      By: ____________________


                                   TRUSTEE

                                      Technology Funding Inc., not in its
                                      individual capacity but solely as trustee of the Liquidating Trust

                                      By: ____________________